EPIPHANY FUNDS

Dana Large Cap Core Fund

Class A shares EPCAX

Class C shares EPCCX

Supplement dated July 24, 2013, to the Fund's Class A and C Share Prospectus, Class A and C Share Summary Prospectus and Statement of Additional Information, each dated March 1, 2013

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Conversion of All Class C Shares to Class A Shares

On July 24, 2013, the Board of Trustees of Epiphany Funds (the "Board") approved the conversion (the "Conversion") of all outstanding Class C shares of Dana Large Cap Core Fund (the "Fund") to Class A shares of the Fund, to be effective at the close on August 16, 2013 (the "Conversion Date").  On the Conversion Date, each holder of Class C shares will receive a number of Class A shares equal in value to the Class C shares owned by that shareholder, and all outstanding Class C shares will be canceled.

Class C shareholders who become Class A shareholders as a result of the Conversion will maintain their investment in the Fund.  For more information regarding the Fund's Class A shares, including relevant sales charges, fees and expenses, please see the Fund's Class A and C Share Prospectus, Class A and C Share Summary Prospectus, and the Fund's Statement of Additional Information ("SAI"), each dated March 1, 2013.  No Class A sales charges will be charged to any shareholder in connection with the Conversion.  However, after the conversion, additional purchases may be subject to sales charges.  The conversion is not a taxable event for federal income tax purposes.

Also on July 24, 2013, the Board approved the termination of sales of the Class C shares of the Fund to the public effective immediately, and current Class C shares will be converted to Class A shares on August 16, 2013, after the close of business.  As of this effective date, any and all references to the Class C shares of the Fund in the Prospectus, Summary Prospectus and SAI are removed.

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You should read this Supplement in conjunction with the Fund's Class A and C Share Prospectus, Class A and C Share Summary Prospectus and the Statement of Additional Information, each of which are dated March 1, 2013, and provide information that you should know about the Fund before investing.  The Prospectus, Summary Prospectus and Statement of Additional Information each have been filed with the Securities and Exchange Commission and are incorporated by reference.  Copies these documents may be obtained without charge by contacting the transfer agent, Mutual Fund Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights Ohio, 44147, or by calling 1-800-320-2185.